UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 15, 2011

Date of Report (Date of earliest event reported)

SOLARWINDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 South MoPac Expressway

Building Two

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 15, 2011, SolarWinds Worldwide, LLC, a wholly-owned subsidiary of SolarWinds, Inc. (“SolarWinds”), entered into an Asset Purchase Agreement (“Purchase Agreement”) pursuant to which SolarWinds acquired certain of the assets of DameWare Development LLC (“DameWare”), a Louisiana limited liability company and provider of remote system management and administration tools, for a purchase price of $40.0 million in cash (“Closing Consideration”). $4.0 million of the Closing Consideration was held in escrow as security for breaches of representations and warranties, covenants and certain other expressly enumerated matters by DameWare and each of its members.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It contains representations and warranties of DameWare, the members of DameWare and SolarWinds made to and solely for the benefit of the other parties. These representations and warranties are qualified by information in a confidential disclosure schedule that the parties have exchanged in connection with the signing and closing of the Purchase Agreement. Furthermore, certain warranties in the Purchase Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. In addition, investors and security holders should not rely on the warranties as characterizations of the actual state of facts, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying confidential disclosure schedule.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 15, 2011, SolarWinds consummated the purchase of certain of the assets of DameWare pursuant to the Purchase Agreement, as described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated as of December 15, 2011 by and among SolarWinds Worldwide, LLC, DameWare Development LLC, the Members of DameWare Development LLC and U.S. Bank, National Association (*)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SolarWinds, Inc. hereby undertakes to furnish copies supplementally of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Date: December 15, 2011	By:	/s/ MICHAEL J. BERRY
Michael J. Berry
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement dated as of December 15, 2011 by and among SolarWinds Worldwide, LLC, DameWare Development LLC, the Members of DameWare Development LLC and U.S. Bank, National Association (*)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SolarWinds, Inc. hereby undertakes to furnish copies supplementally of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.